CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Ruby Mining Co. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report), the undersigned, G. Howard Collingwood, President and Chief Executive Officer of the Company, and Murray D. Bradley, Jr., Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

   (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

          /s/  G. Howard Collingwood
        --------------------------------------------
        G. Howard Collingwood
        President and Chief Executive Officer
        May 11, 2004


          /s/  Murray D. Bradley, Jr.
        --------------------------------------------
        Murray D. Bradley, Jr.
        Chief Financial Officer
        May 11, 2004



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